Exhibit 10.58

SECOND AMENDMENT TO

THE MASTER DEVELOPMENT AND LICENSE AGREEMENT FOR PRODUCTS BETWEEN ELITE PHARMACEUTICALS, INC. AND SUNGEN PHARMA, LLC

This Amendment, dated as of July 24, 2017 (the “Amendment”), by and between SunGen Pharma, LLC, a limited liability company with its offices at 303C College Road East, Princeton, NJ 08540 (“SunGen”), and Elite Laboratories, Inc. (a subsidiary of Elite Pharmaceuticals, Inc.), a corporation organized under the laws of the State of Delaware, with offices at 165 Ludlow Avenue, Northvale, New Jersey (“Elite”), relating to that Master Development and License Agreement For Products dated August 24, 2016 and the First Amendment to the Master Development and License Agreement for Products both Between Elite Pharmaceuticals, Inc. and SunGen (together the “Agreement”);

WHEREAS SunGen and Elite desire to amend the Agreement on the terms and subject to the conditions contained herein: and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the sufficiency, adequacy and satisfaction of which are hereby acknowledged, SunGen and Elite hereby agree as follows:

1.      A new Section 3.5 shall be added to Article 3 of the Agreement and shall read as follows:

3.5	SunGen and Elite shall have the right to market and sell the {***} Products as defined in Exhibit A {***} and {***} Elite and SunGen shall be responsible for all permits, licenses, and distribution costs for the {***} Product and {***} Elite or SunGen sells. The parties anticipate that the {***} Product and {***} will be marketed through a joint venture created by the Parties for distribution and sale of generic products (“Sales JV”). If the Sales JV is created, Elite and SunGen shall use best efforts to arrange for the {***} Product and {***} to be sold through the Sales JV. Elite, SunGen or the Sales JV providing the marketing and sales for the {***} Product and {***} shall receive a {***}% of net sales allowance.

{***} Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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2.      A new Section 4.5 shall be added to Article 4 of the Agreement and shall read as follows:

4.5	Ownership of {***} and {***} Regulatory Filings. . SunGen and Elite shall jointly own the Product Regulatory Filings. SunGen shall be responsible for the filing and prosecution of the ANDA with the FDA and shall file the Product(s) in SunGen’s name. After Regulatory Approval, SunGen shall have the obligation to maintain the ANDA for the Product(s), correspondence with and reporting to the FDA and other regulatory authorities, except as the Definitive Agreement may otherwise provide in relation to Elite’s manufacturing of the Products. Elite shall cooperate with and support SunGen in connection with any such regulatory matters to the extent that SunGen may reasonably request. SunGen shall notify Elite of any changes made to the ANDA and shall copy Elite on any correspondence related to the ANDA.

3. The table in Exhibit A (Products) of the Agreement shall be replaced in its entirety and the new table shall read as follows:

Products	Reference Listed Drug
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}
{***}	{***}

For the avoidance of doubt, and except for the replacement of the table, all other language in Exhibit A of the Agreement remains unchanged.

4. The table in Section 1 of Exhibit B (Payments) of the Agreement A shall be replaced in its entirety and the new table shall read as follows:

Company	Profit Share	Profit Share	Profit Share	Profit Share
	{***} Products	{***} Products	{***} Products	{***} and {***}
	SunGen does marketing & sales	Elite does marketing & sales	Elite does marketing & sales	SunGen, Elite or Sales JV does marketing & sales
Elite	{***}%	{***}%	{***}%	{***}%
SunGen	{***}%	{***}%	{***}%	{***}%

{***} Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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For the avoidance of doubt, and except for the replacement of the table in Section 1, all other language in Section 1 of Exhibit B of the Agreement remains unchanged and all of Section 2 of Exhibit B of the Agreement remains unchanged.

5.     Section 3 of Exhibit C (Roles and Responsibilities of the Parties) of the Agreement shall be amended with the addition of a new Section 3e which shall read as follows:

e.	Sourcing API for {***} Products and {***}

6. Section 4 of Exhibit C (Roles and Responsibilities of the Parties) of the Agreement shall be amended with the addition of a new Section 4e which shall read as follows:

e.	API costs for the development and manufacturing of {***} Products and {***}.

Except as expressly provided in this Amendment, the Agreement and all provisions therein are and shall continue to be in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

SunGen Pharma LLC		Elite Laboratories, Inc.

By:	s/Jim Huang	By:	s/Nasrat Hakim
Name: Jim Huang		Name: Nasrat Hakim
Title: CEO		Title: President and CEO
Date: 7-24-17		Date: 7-24-17

{***} Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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